Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The Company accounts for its provision for income taxes in accordance with ASC 740, "Income Taxes," which requires an estimate of the annual effective income tax rate for the full year to be applied to the respective interim period, taking into account year-to-date amounts and projected results for the full year. For the three months ended March 31, 2015, the Company's effective income tax rate was 12.7% (compared with a negative effective income tax rate of 150.2% for the three months ended March 29, 2014). The change in our effective income tax rate was primarily driven by incremental operating losses of $42.2 million in the current period for which we recorded a full valuation allowance. In addition, our effective income tax rate was impacted by foreign withholding taxes for which tax credits are not anticipated, changes in the amounts recorded for tax uncertainties, and foreign taxes calculated at statutory rates different than the U.S. federal statutory rate. During the three months ended March 29, 2014, a French subsidiary of the Company joined the Company’s unitary French filing group. This resulted in a $1.9 million increase to the Company's French valuation allowance discrete to the prior year period.
Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes and (b) operating loss and tax credit carryforwards. A valuation allowance is recorded when, based on the weight of the evidence, it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The realization of the deferred tax asset depends on the ability to generate sufficient taxable income of the appropriate character in the future and in the appropriate taxing jurisdiction. At March 31, 2015, the Company has a net deferred tax liability of $12.4 million.
At March 31, 2015, the Company had unrecognized tax benefits of $20.7 million, of which $9.5 million relates to accrued interest and penalties. These amounts are included within Other noncurrent liabilities within the accompanying Consolidated Balance Sheets. The total amount of unrecognized tax benefits that, if recognized, would affect the Company's effective income tax rate is $20.7 million as of March 31, 2015. Included in the balance as of March 31, 2015 is $2.8 million, including $1.6 million of interest and penalties, related to income tax positions for which it is reasonably possible that the total amounts could significantly change during the next twelve months. This amount is comprised of items which relate to the lapse of statute of limitations or the settlement of issues. The Company recognizes interest and/or penalties related to income taxes as a component of income tax expense.
Management judgment is required in determining tax provisions and evaluating tax positions. Although management believes its tax positions and related provisions reflected in the consolidated financial statements are fully supportable, it recognizes that these tax positions and related provisions may be challenged by various tax authorities. These tax positions and related provisions are reviewed on an ongoing basis and are adjusted as additional facts and information become available, including progress on tax audits, changes in interpretations of tax laws, developments in case law and closing of statute of limitations. The Company’s tax provision includes the impact of recording reserves and any changes thereto.
The major jurisdictions where the Company files income tax returns include the United States, Canada, China, India, the Netherlands, France, Germany, Spain, United Kingdom, Italy, Mexico, Colombia, Brazil, and Argentina. As of March 31, 2015, the Company has a number of open tax years with various taxing jurisdictions that range from 2003 to 2013. The results of current tax audits and reviews related to open tax years have not been finalized, and management believes that the ultimate outcomes of these audits and reviews will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Income Taxes
The provision for income taxes is computed based on the following components of income (loss) before income tax expense and discontinued operations:

In thousands	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 28, 2013	Fiscal Year Ended December 29, 2012
Domestic	$(109,702)	$(64,320)	$(44,664)
Foreign	(11,061)	3,329	26,281
Total	$(120,763)	$(60,991)	$(18,383)

The components of income tax (provision) benefit for the respective periods are as follows:

In thousands	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 28, 2013	Fiscal Year Ended December 29, 2012
Current:
Federal and state	$(1,603)	$3,947	$397
Foreign	(11,028)	(12,474)	(9,175)
Deferred:
Federal and state	(1,077)	36,689	90
Foreign	15,231	7,862	1,033
Income tax (provision) benefit	$1,523	$36,024	$(7,655)

The income tax (provision) benefit differs from the amount of income taxes determined by applying the applicable U.S. federal statutory rate of 35% to pretax income as a result of the following differences:

In thousands	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 28, 2013	Fiscal Year Ended December 29, 2012
Computed income tax (provision) benefit at statutory rate	$42,267	$21,347	$6,435
State income taxes, net of U.S. federal tax benefit	(2,250)	(540)	(5)
Change in valuation allowance	(36,760)	6,263	(17,035)
Local country withholding tax	(3,527)	(5,307)	(800)
Intra-period allocation rule exception	—	5,201	—
Foreign rate difference	1,933	6,203	2,144
Uncertain tax positions	2,552	3,989	755
Foreign exchange	(1,680)	(1,226)	953
Other	(1,012)	94	(102)
Income tax (provision) benefit	$1,523	$36,024	$(7,655)

The Intra-period allocation rule exception line-item for fiscal 2013 relates to the realization of the tax benefit of the current-year ordinary loss in continuing operations when the tax benefit would not otherwise be recognized. As such, the Company recorded a tax benefit in continuing operations of $5.2 million during 2013 in accordance with the guidance in ASC 740-20-45-7 which provides an exception to the incremental approach to intra-period tax allocation and allows for all items (for example, extraordinary items, discontinued operations) to be considered in determining the amount of tax benefit that results from a loss from continuing operations and that shall be allocated to continuing operations. Accordingly, income from all components of the financial statements represent sources of income that enable realization of the tax benefit of the current-year ordinary loss in continuing operations when the tax benefit would not otherwise be benefited, such as when a valuation allowance exists.
In fiscal year 2013, the Company experienced losses from continuing operations in the United States and France where there was a full valuation allowance recorded against its net deferred tax assets. The Company considered income from categories other than continuing operations, such as Other comprehensive income (loss), when determining the amount of the $5.2 million tax benefit to allocate to continuing operations.
In the fourth quarter of 2013, Mexico passed and implemented tax reform. Among the many changes, the IETU tax regime was repealed. The PGI Mexico subsidiary was paying tax under the IETU tax regime and all deferred taxes were on the balance sheet using the attributes of the IETU tax regime. With the repeal, the PGI Mexico subsidiary had to remove all deferred tax items related to the IETU and replace them with the attributes consistent with the ISR, or income tax regime. The income statement impact on the tax expense related to this change was benefit of $4.1 million.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, as well as net operating losses and other tax credit carryforwards.
Deferred income tax assets and liabilities consist of the following:

In thousands	December 31, 2014	December 28, 2013
Deferred tax assets:
Provision for bad debts	$2,247	$1,169
Inventory capitalization and allowances	3,617	1,997
Net operating loss and capital loss carryforwards	284,050	220,890
Tax credits	9,834	5,748
Employee compensation and benefits	9,478	10,322
Other, net	49,035	14,456
Total deferred tax assets	358,261	254,582
Valuation allowance	(227,475)	(193,442)
Net deferred tax assets	$130,786	$61,140

Deferred tax liabilities:
Property, plant and equipment, net	$(66,337)	$(33,050)
Intangibles	(35,890)	(38,761)
Undistributed earnings	(17,504)	(12,477)
Other, net	(22,488)	(6,530)
Total deferred tax liabilities	(142,219)	(90,818)
Net deferred tax liabilities	$(11,433)	$(29,678)

The Company records a deferred tax liability associated with the excess of book basis over tax basis in the shares of subsidiaries not considered indefinitely invested. At December 31, 2014, the Company has not provided deferred income taxes on approximately $7.4 million of unremitted earnings of its foreign subsidiaries where the earnings are considered indefinitely invested. If management decided to repatriate these earnings, they would become taxable and would incur approximately $0.7 million of tax. In the event of additional tax, unrecognized tax attributes may be available to reduce some portion of any U.S. income tax liability.
After Internal Revenue Code Section 382 (“Section 382”) limitations, the Company has $380.7 million of U.S. federal operating loss carryforwards that expire between 2024 and 2033. In addition, the Company has $657.6 million of aggregated state operating loss carryforwards that expire over various time periods, and has $426.5 million of foreign operating loss carryforwards, of which $252.1 million have an unlimited carryforward life and $142.9 million expire between 2015 and 2023. The remaining $31.5 million of foreign operating loss carryforwards expire between 2015 and 2034. The Company has potential tax benefits of $2.0 million of tax credit carryforwards on foreign jurisdictions, all of which expire between 2015 and 2023. The Company has $1.5 million of AMT credit with an unlimited carryforward life.
A valuation allowance is recorded when, based on the weight of the evidence, it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. In assessing the likelihood that a deferred tax asset will be realized, management considers, among other factors, the trend of historical and projected future taxable income, the scheduled reversal of deferred tax liabilities, the carryforward period for net operating losses and credits as well as tax planning strategies available to the Company. After consideration of all available evidence both positive and negative, the Company has determined that valuation allowances of $227.5 million and $193.4 million are appropriate as of December 31, 2014 and December 28, 2013, respectively.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, included in Other noncurrent liabilities in the accompanying Consolidated Balance Sheet, excluding potential interest and penalties associated with uncertain tax positions, is as follows:

In thousands	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 28, 2013	Fiscal Year Ended December 29, 2012
Unrecognized tax benefits at beginning of period	$16,392	$12,794	$12,892
Gross increases for tax positions of prior years	—	—	—
Gross decreases for tax positions of prior years	(2,658)	(260)	(127)
Increases in tax positions for the current year	1,585	1,753	2,085
Lapse of statute of limitations	(1,461)	(1,873)	(1,810)
Purchase accounting adjustment	—	4,705	—
Currency translation	(888)	(727)	(246)
Unrecognized tax benefits at end of period	$12,970	$16,392	$12,794

The total amount of unrecognized tax benefits (the "UTBs") as of December 31, 2014 and December 28, 2013 were $20.3 million and $24.0 million, respectively. These amounts include accrued interest and penalties of $9.1 million and $9.3 million at December 31, 2014 and December 28, 2013, respectively. Included in the UTBs as of December 31, 2014 is $1.8 million of operating loss carryforwards for which a UTB has been established. Further, the UTBs of $20.3 million represent the amount that, if recognized, would affect the effective tax rate of the Company in future periods. Included in the balance as of December 31, 2014 was $1.1 million related to tax positions for which it is reasonably possible that the total amounts could significantly change during the next twelve months. This amount represents a decrease in UTBs comprised of items related to lapse of statute of limitations or settlement of issues. The Company continues to recognize interest and/or penalties related to income taxes as a component of income tax expense.
During 2013, Mexico initiated a tax amnesty program that provides a reduction in taxes owed and the elimination of all related penalties and interest. In May 2013, the Company exercised its right under the amnesty program related to the country's Asset Tax. As a result, the Company recorded a discrete tax expense of $2.9 million during the second quarter associated with the amnesty program. In July 2013, Colombia initiated a tax amnesty program under which the Company filed for tax amnesty for the 2007 tax year related to a transfer pricing issue. The Colombia tax authorities accepted the amnesty request and as a result, the Company paid $0.5 million to settle the outstanding issue.
During 2012, the Company completed a sale of leased equipment between its' Netherlands and Colombia subsidiaries. At December 29, 2012, the capitalized assets have a book value of $20.7 million, which will be depreciated over the remaining useful life of the equipment. The Company recognized no gain or loss on this intercompany transaction. However, due to different tax rates in each jurisdiction, the transaction resulted in a deferred tax expense of $0.1 million at December 28, 2013 and a deferred tax benefit of $1.2 million at December 29, 2012 which the Company recorded within Additional paid-in-capital during 2012. The equity adjustment will be recognized in earnings over the remaining useful life of the equipment.
Management judgment is required in determining tax provisions and evaluating tax positions. Although management believes its tax positions and related provisions reflected in the consolidated financial statements are fully supportable, it recognizes that these tax positions and related provisions may be challenged by various tax authorities. These tax positions and related provisions are reviewed on an ongoing basis and are adjusted as additional facts and information become available, including progress on tax audits, changes in interpretations of tax laws, developments in case law and closing of statute of limitations. The Company’s tax provision includes the impact of recording reserves and any changes thereto. As of December 31, 2014, the Company has a number of open tax years with various taxing jurisdictions that range from 2003 to 2014. The results of current tax audits and reviews related to open tax years have not been finalized, and management believes that the ultimate outcomes of these audits and reviews will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.
The major jurisdictions where the Company files income tax returns include the United States, Canada, China, India, the Netherlands, France, Germany, Spain, United Kingdom, Italy, Mexico, Colombia, and Argentina. The U.S. federal tax returns have been examined through fiscal 2004 and the various taxing jurisdictions generally remain open and subject to examination by the relevant tax authorities for the tax years 2003 through 2014.
As a result of the acquisition of Fiberweb, the Company now has additional operations in the U.S. and France, and new operations in the United Kingdom, Germany, Italy and India. Based on the weight of the evidence, it is management's opinion, it is more likely than not that some portion, or all, of the deferred tax assets associated with some of these entities will not be realized. Therefore, the net deferred tax asset associated with the United Kingdom, Germany and Italy were fully valued as of the opening balance sheet date.
At the Fiberweb acquisition date, Fiberweb entities in the U.S. carried a deferred tax liability of $36.7 million that could be used as a source of income against the Company’s U.S. deferred tax assets. Legacy AVINTIV entities in the U.S. had net operating loss carryforwards in excess of $300.0 million for which they carried a full valuation allowance. Shortly after the completion of the Fiberweb Acquisition, the Company elected to disregard the U.S. Fiberweb parent entities in the United Kingdom. The Fiberweb entities in the U.S. were then treated as directly owned by the Company for tax purposes and included in the Company’s U.S. consolidated federal tax return. Making this election provided a source of income for realization of the Company’s deferred tax asset resulting in a $36.7 million reduction of our valuation allowance. While this adjustment to the Company U.S. valuation allowance was a result of the Fiberweb Acquisition, ASC 805 indicates this benefit should not be included as a component of acquisition accounting. Accordingly, the Company recorded the release of the valuation allowance as a tax benefit in 2013.
As a result of the acquisition of Providência, the Company now has additional operations in the U.S. and new operations in Brazil. Based on the weight of the evidence, it is management's opinion, it is more likely than not that some portion, or all, of the deferred tax assets associated with some of these entities will be realized. In addition, the Providência U.S. operations are owned directly by Providência. As a result of this ownership structure, the Providência U.S. operations are not included as part of the AVINTIV U.S. Consolidated filing group.
In connection with the acquisition of Providência, the Company is party to the Providência Tax Claims. The Providência Tax Claims relate to two tax deficiency notices received in August and November 2013 relating to Providência 2007 and 2008 tax filings. At the Providência Acquisition Date and at each subsequent reporting period, the Company evaluated whether the Providência Tax Claims qualified for recognition and the Company determined it was more likely than not that Providência’s position would be sustained upon challenge by the Brazilian courts. This determination was based on advice received from the Company’s Brazilian legal counsel. Therefore, the Company did not record an uncertain tax position liability for this matter.
As discussed in Note 4, “Acquisitions”, the Deferred Purchase Price is held by the Company. Upon resolution of the Providência Tax Claims by the Brazilian court, either tax payments for the Providência Tax Claims will be made to the Brazilian tax authorities or the Deferred Purchase Price will be paid to the selling shareholders. The Company will be responsible for any actual tax payment to settle the Providência Tax Claims in excess of the Deferred Purchase Price. Based on the Company’s best estimate, the resolution of the Providência Tax Claims is expected to take longer than a year.